SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 6, 2000



                       MORGAN STANLEY DEAN WITTER & CO.
            (Exact name of Registrant as specified in its Charter)




                                   Delaware
                           (State of Incorporation)


      1-11758                                           36-3145972
(Commission File Number)                         (IRS Employer Id. Number)


          1585 Broadway                                           10036
         New York, New York                                     (Zip Code)
(Address of principal executive offices)

                                (212) 761-4000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)

Item 5.     Other Events

     An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-34392) of Morgan Stanley Dean Witter & Co. (the "Company").

     On June 6, 2000, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Barclays Bank PLC, Blaylock & Partners, L.P., Commerzbank AG, Credit Lyonnais Securities (USA), Inc., Muriel Siebert & Co., Inc., Ormes Capital Markets, Inc., RBC Dominion Securities Corp., Utendahl Capital Partners, L.P., Westdeutsche Landesbank Girozentrale and The Williams Capital Group, L.P. Pursuant to the Underwriting Agreement, the Company will issue $2,500,000,000 in aggregate principal amount of 7 3/4% Notes Due 2005 (the "7 3/4% Notes") and $500,000,000 in aggregate principal amount of 8% Notes Due 2010 (the "8% Notes"). The form of 7 3/4% Notes and 8% Notes is filed as an exhibit hereto.

Item 7.     Financial Statement, Pro Forma Financial Information and Exhibits

     (a)    Not Applicable

     (b)    Not Applicable

     (c)    4(nn)    Form of 7 3/4% Note Due 2005 of Morgan Stanley Dean Witter
                     & Co. and 8% Note Due 2010 of Morgan Stanley Dean Witter
                     & Co.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          MORGAN STANLEY DEAN WITTER & CO.


                                          By:  /s/ Ronald T. Carman
                                               --------------------------------
                                               Name:  Ronald T. Carman
                                               Title:  Assistant Secretary



Date:  June 9, 2000

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549













                       MORGAN STANLEY DEAN WITTER & CO.













                                   EXHIBITS
                             TO CURRENT REPORT ON
                          FORM 8-K DATED JUNE 6, 2000
















                                               Commission File Number 1-11758

Exhibit No.            Description
-----------            -----------

4(nn) Form of Morgan Stanley Dean Witter & Co.'s 7 3/4% Notes Due 2005 and 8% Notes Due 2010.

                                                                Exhibit 4(nn)

REGISTERED                                                   REGISTERED No. R-
U.S.                                                         CUSIP:



     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                       MORGAN STANLEY DEAN WITTER & CO.
                                   NOTE DUE

     Morgan Stanley Dean Witter & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of
United States Dollars (U.S.           ), on
(the "Maturity Date"), and to pay interest thereon at the rate of
per annum from                   , until the principal hereof is paid or duly
made available for payment, semiannually in arrears on the   th day of
           and          in each year (each such date an "Interest Payment
Date") commencing on             , and on the Maturity Date.

     Reference is hereby made to the further provisions of this certificate set forth on the succeeding pages hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, Morgan Stanley Dean Witter & Co. has caused this Registered Global Security to be duly executed under its corporate seal.

DATED:                          MORGAN STANLEY DEAN WITTER & CO.



[SEAL]                          By: __________________________________________
                                    Name:
                                    Title:

Attest: _________________________________________
                Title: Assistant Secretary



TRUSTEE'S CERTIFICATE
         OF AUTHENTICATION

This is one of the Securities referred
     to in the within-mentioned Senior
     Indenture.

THE CHASE MANHATTAN BANK,
         as Trustee



By: ________________________________________
               Authorized Officer

                              Reverse of Security

     Interest on this Registered Global Security (as described below) will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including June 9, 2000, until the principal hereof has been paid or duly made available for payment. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Registered Global Security (or one or more predecessor Registered Global Securities) is registered at the close of business on the first day of the month in which such Interest Payment Date occurs (whether or not a Business
Day) (each such date a "Record Date"). Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Interest payments on this Registered Global Security will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date, as the case may be.

     Payment of the principal of this Registered Global Security and the interest due on the Maturity Date or a redemption date will be made upon surrender of this Registered Global Security at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine. Payment of the principal of and interest on this Registered Global Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer, interest may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holder at its last address as it appears on the registry books of the Issuer.

     This Registered Global Security is one of the duly authorized debt securities of the Issuer (the "Securities" and, individually, a "Security") issued or to be issued under and pursuant to an Amended and Restated Senior Indenture dated as of May 1, 1999, between the Issuer and The Chase Manhattan Bank, as Trustee (the "Trustee," which term includes any successor Trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Senior Indenture are hereby incorporated by reference herein. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Senior Indenture. This security is a Registered Global Security of a series of
Securities designated as the    Notes Due               of the Issuer
(the "Notes").

     The Notes will not be subject to any sinking fund and will not be redeemable at the option of the Issuer or repayable at the option of the Holder prior to maturity, except as described in the following paragraph.

     This Registered Global Security may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption, if the Issuer determines that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations
or rulings, which change or amendment becomes effective on or after      , the
Issuer has or will become obligated to pay Additional Amounts (as defined below) with respect to this Registered Global Security as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred and (ii) an opinion of independent counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Registered Global Security were then due.

     Notice of redemption shall be given not less than 30 nor more than 60 days prior to the date fixed for redemption, which date and the applicable redemption price shall be specified in the notice.

     The Issuer shall, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the beneficial owner of any interest in this Registered Global Security who is a non-United States Person (as defined below) as may be necessary in order that every net payment of the principal of and interest on this Registered Global Security and any other amounts payable on this Registered Global Security, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in this Registered Global Security to be then due and payable. The Issuer shall not, however, be required to make any payment of Additional Amounts to any such beneficial owner for or on account of:

          (a) any such tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder of such beneficial owner, if such beneficial owner is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by or on behalf of the beneficial owner of any such Registered Global Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

          (c) any tax, assessment or other governmental charge imposed by reason of such beneficial owner's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

          (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Registered Global Security;

          (e) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of, or interest on, this Registered Global Security, if such payment can be made without such withholding by any paying agent in a city in Western Europe;

          (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the beneficial owner of this Registered Global Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

          (h) any combination of items (a), (b), (c), (d), (e), (f) or (g);

     nor shall Additional Amounts be paid with respect to any payment on this Registered Global Security to a non-United States Person who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner held its interest in this Registered Global Security directly.

     The term "non-United States Person" means any person who, for United States federal income tax purposes, is (i) a foreign corporation, (ii) a nonresident alien individual, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

     The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in the Borough of Manhattan, The City of New York, a register for the registration and transfer of Notes. Subject to the limitations, terms and conditions set forth herein and in the Senior Indenture, this Registered Global Security may be transferred at the aforesaid office of the Trustee by surrendering this Registered Global Security for cancellation and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, in exchange herefor, a new Registered Global Security or Registered Global Securities having identical terms and provisions and having a like aggregate principal amount in authorized denominations. Upon the occurrence of certain events specified in Section 2.08 of the Senior Indenture, this Registered Global Security is exchangeable at the office of the Trustee for definitive registered Notes without coupons of authorized denominations in an equal aggregate principal amount and having identical terms and provisions as the surrendered Registered Global Security.

     All Registered Global Securities surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to, the Issuer and the Trustee and executed by the registered Holder or by the Holder's attorney duly authorized in writing. The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer.

     In case an Event of Default, as defined in the Senior Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Senior Indenture.

     The Senior Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series issued under such Senior Indenture then Outstanding and affected, voting as one class, to add any provisions to, or change in any manner or eliminate any of the provisions of, such Senior Indenture or modify in any manner the rights of the Holders of the Securities of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the Holder of each outstanding Security affected thereby, (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency in which the principal thereof (including any amount in respect of original issue discount) or interest thereon is payable, or reduce the amount of any original issue discount security payable upon acceleration or provable in bankruptcy, or impair the right to institute suit for the enforcement of any payment on any Security when due or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under such Senior Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Senior Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of all series with respect to which an Event of Default shall have occurred and continuing (voting as a single class) may, on behalf of the Holders of all such Securities, waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to any default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Registered Global Security (unless revoked as provided in the Senior Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Registered Global Security and any Securities which may be issued in exchange or substitution herefor or on registration of transfer hereof, irrespective of whether or not any notation thereof is made upon this Registered Global Security or such other Securities.

     No provision of this Registered Global Security or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Registered Global Security at the time, place and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered Holder of this Registered Global Security.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Registered Global Security (whether or not this Registered Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Issuer in the Senior Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of penalty or assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     This Registered Global Security shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     All terms used in this Registered Global Security, which are defined in the Senior Indenture and not otherwise defined herein, shall have the meanings assigned to them in the Senior Indenture.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Registered Global Security shall not be entitled to any benefit under the Senior Indenture or be valid or obligatory for any purpose.

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



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[PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE]




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   [PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Registered Global Security, and all rights thereunder, hereby irrevocably constituting and appointing



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attorney to transfer such security on the books of the Issuer, with full power of substitution in the premises.



Dated: ___________________________    Signature: ______________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Registered Global Security in every particular without alteration or enlargement or any change whatsoever.